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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934






                                ExproFuels, Inc.
             (Exact name of registrant as specified in its charter)


          500 North Loop 1604 East, Suite 250, San Antonio, Texas 78232
                    (Address of principal executive offices)


                                 (210) 496-5300
              (Registrant's telephone number, including area code)



         Colorado                      0-22185                 74-2727901
(State or other jurisdiction    Commission File Number)      (IRS Employer
   of incorporation)                                     Identification No.)






Date of Report (Date of Earliest  Event  Required to be Reported):
      November 25, 1998



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Item 6.  Resignation of Registrant's Director

On November 25, 1998, ExproFuels, Inc. accepted a letter of resignation from one of its directors, Mr. James E. Sigmon. No matters pertaining to or reason for the resignation requiring disclosure pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934 were cited in Mr. Sigmon's resignation letter.


                                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  THE EXPLORATION COMPANY
                                                  (Registrant)


                                                  /s/ Thomas H. Gose
                                                  Thomas H. Gose
                                                  President



Date:  November 27, 1998